                                                                   Exhibit 10.16

                                                                  Execution Copy







--------------------------------------------------------------------------------


                                Option Agreement


--------------------------------------------------------------------------------






                                     among

              Sohu ITC Information Technology (Beijing) Co., Ltd.

                                      and

                                Charles Zhang

                                      and

                                   Jinmei He



                               TransAsia Lawyers
                                June     , 2000

THIS  OPTION AGREEMENT ("Agreement") is made on this      day of June 2000 in
Beijing, People's Republic of China ("PRC")

among

(1) Sohu ITC Information Technology (Beijing) Co., Ltd., with its registered address at Suite 1519, Tower 2, Bright China Chang An Building, 7 Jianguomennei Avenue, Beijing 100005, PRC ("Party A")

and

(2) Charles Zhang, a PRC citizen whose passport number is 2729176, and whose residential address is Hui Hao Ge Apartments, Henderson Centre, 18 Jianguomennei Avenue, Beijing 100005, PRC ("Party B")

and

(3) Jinmei He, a PRC citizen whose PRC identification number is 510103700307736 and whose residential address is Room 2-301, Gan Xiu Building, Zhuangjiabing Technology Institute, Fengtai District, Beijing 100072, PRC ("Party C")

and

(4) TransAsia Lawyers, with its registered address at Suite 752 Media Center, 11B Fuxing Road, Beijing 100038, PRC, as Escrow Agent ("Escrow Agent")

(individually a "Party" and collectively the "Parties").

WHEREAS
-------

A. Party A is a wholly foreign-owned enterprise, duly established and registered in Beijing under the laws of the PRC. Party A's business scope includes the development and production of computer software and hardware, the development and provision of technical services relating to Internet portal technology, e-commerce technology and electronic publishing technology, the provision of related technical consulting services and the sale of self-produced products.

B. Party B and Party C established Beijing Sohu Online Internet Information Service, Ltd. ("Beijing Sohu") on 21 October 1998 in accordance with PRC law to engage in computer software development, technology development and services.

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                                      -1-

C. Party B and Party C, jointly hold the registered capital of Beijing Sohu (the "Shares") in its entirety.

D. Sohu.com Inc., Party A's parent company, intends to license to Beijing Sohu the right to use the word ".." in Beijing Sohu's company name.

E. In connection with the development of Beijing Sohu's business activities, Party B and Party C received support from Party A in many areas, including intellectual property rights, technology, capital, operational experience and the training of personnel. The Parties desire to continue to develop their existing relationship.

F. Party B and Party C have agreed to grant exclusively to Party A an option to purchase the Shares (the "Option"), subject to the terms and conditions set forth below.


THE PARTIES THEREFORE AGREE AS FOLLOWS:


                        ARTICLE 1:  GRANT OF THE OPTION
                        -------------------------------

1.1  Purchase Option
     ---------------

     Each of Party B and Party C hereby grants to Party A the Option to purchase their respective Shares at the purchase price of RMB twenty thousand (20,000) per one (1) percent of the registered capital of Beijing Sohu.

1.2  Term
     ----

     This Agreement shall take effect as of the date of signing by the Parties and shall remain in full force and effect until the earlier of (i) the date on which all of the Shares have been purchased by Party A and (ii) the twentieth anniversary of the date hereof.

               ARTICLE 2: EXERCISE OF THE OPTION AND ITS CLOSING
               --------------------------------------------------

2.1  Timing of Exercise
     ------------------

     2.1.1 Each of Party B and Party C agrees that Party A may at any time, and from time to time after the date hereof, exercise the Option, in whole or in part, for an unlimited number of times, to acquire all or a portion of their respective Shares, subject only to applicable laws of the PRC, including any restrictions on foreign investment.


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                                      -2-

     2.1.2 For the avoidance of doubt, each of Party B and Party C hereby agrees that Party A shall be entitled to exercise the Option for an unlimited number of times, until all of the Shares have been acquired by Party A.

     2.1.3 Party B and Party C agree that Party A may designate any third party to exercise the Option on its behalf, in which case Party A shall provide written notice to Party B and Party C ten (10) days in advance of any such exercise.

2.2  Transfer
     --------

     Party B and Party C agree that the Option shall be freely transferable, in whole or in part, by Party A to any third party, and that, upon such transfer, the Option may be exercised by such third party upon the terms and conditions set forth herein, as if such third party were a party to this Agreement, and that such third party shall assume the rights and obligations of Party A hereunder.

2.3  Notice Requirement
     ------------------

     2.3.1 If Party A wishes to exercise the Option, it shall send an irrevocable written notice to Party B and Party C by no later than ten (10) days prior to each Closing Date (as defined below), specifying therein:

               2.3.1.1 the date of the effective closing of such purchase (a "Closing Date");

               2.3.1.2 the name of the person in which the Shares shall be registered;

               2.3.1.3 the amount of Shares to be purchased from each of Party B and Party C;

               2.3.1.4    the mode of payment; and

               2.3.1.5 a letter of authorisation, where a third party has been designated to exercise the Option.

     2.3.2 For the avoidance of doubt, it is expressly agreed among the Parties that Party A shall have the right to exercise the Option and elect to register the Shares in the name of another person.

2.4  Closing
     -------

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                                      -3-

     On each Closing Date, Party A shall pay to Party B and Party C the applicable purchase price for the shares to be purchased on such Closing Date on such Closing Date as provided in Article 1 above.


                             ARTICLE 3: COMPLETION
                             ---------------------

3.1  Assignment Agreement
     --------------------

     Concurrently with the execution and delivery of this Agreement, and from time to time upon the request of Party A, each of Party B and Party C shall execute and deliver one or more assignments, each substantially in the form set forth in Annex A hereto (each an "Assignment"), together with any other documents necessary to give effect to the transfer to Party A or its nominee of all or part of the Shares upon an exercise of the Option by Party A (the "Ancillary Documents"). Each Assignment and the Ancillary Documents are to be held in escrow by the Escrow Agent in accordance with the procedures set forth in this Agreement. On each Closing Date following the exercise of the Option by Party A, upon the payment of the applicable purchase price for the Shares to be purchased on such Closing Date, the Escrow Agent shall promptly release to Party A or its nominee the relevant Assignments and Ancillary Documents relating to such Shares.

3.2  Board Resolution
     ----------------

     Notwithstanding Section 3.1 above, concurrently with the execution and delivery of this Agreement, and from time to time upon the request of Party A, each of Party B and Party C shall execute and deliver one or more resolutions of the board of directors and / or shareholders of Beijing Sohu, each substantially in the form set forth in Annex B hereto (each a "Resolution"), approving the following:

     3.2.1 the transfer in the name of Party A or its nominee of all or part of the Shares; and

     3.2.2  any other matters as Party A may reasonably request.

     Each Resolution is to be held in escrow by the Escrow Agent in accordance with the procedures set forth in this Agreement. On each Closing Date following the exercise of the Option by Party A, upon the payment of the applicable purchase price for the Shares to be purchased on such Closing Date, the Escrow Agent shall promptly release to Party A or its nominee the relevant Resolution relating to such Shares.


                  ARTICLE 4:  REPRESENTATIONS AND WARRANTIES
                  ------------------------------------------

--------------------------------------------------------------------------------

4.1  Representations and Warranties
     ------------------------------

     Each of Party B and Party C severally represents and warrants to Party A that:

     4.1.1     it has the full power and authority to enter into this Agreement;

     4.1.2 its signing of this Agreement or fulfilling of any of its obligations hereunder does not violate any laws, regulations and contracts to which it is bound, or require any government authorisation or approval;

     4.1.3 there is no lawsuit, arbitration or other legal or government procedures pending which, based on its knowledge, shall materially and adversely affect this Agreement and the performance thereof;

     4.1.4 it has disclosed to Party A all documents issued by any government department that might cause a material adverse effect on the performance of its obligations under this Agreement;

     4.1.5 it has not been declared bankrupt by a court of competent jurisdiction;

     4.1.6 its equity shareholding in Beijing Sohu is free and clear from all liens, encumbrances and third party rights;

     4.1.7 its equity shareholding will remain free and clear from all liens, encumbrances and third party rights; it will not transfer, donate, pledge, or otherwise dispose of its equity shareholdings in any way;

     4.1.8 the Option granted to Party A shall be exclusive, and neither Party B nor Party C shall grant the Option or any similar rights to a third party by any means whatsoever; and

     4.1.9 neither Beijing Sohu's legal liabilities nor its financial liabilities exceed RMB 50,000 in total.

     Party B further represents and warrants to Party A that it owns 80% of the Shares of Beijing Sohu, and Party C further represents and warrants to Party A that it owns 20% of the Shares of Beijing Sohu. The Parties hereby agree that representations and warranties set forth in Sections 4.1.1, 4.1.2, 4.1.3, 4.1.4, 4.1.5, 4.1.6, 4.1.7 and 4.1.8 shall be deemed to be repeated as of each Closing Date as if such representations and warranties were made on and as of such Closing Date.

4.2  Covenants and Undertakings
     --------------------------

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                                      -5-

     Each of Party B and Party C covenants and undertakes to Party A that:

     4.2.1 it will bear all costs arising from executing each Assignment, the Ancillary Documents and any other relevant documents required therefor, and will complete all such formalities as are necessary to make Party A or its nominee a full and proper shareholder of Beijing Sohu. Such formalities include, but are not limited to, assisting Party A with the submission of the Assignment to the relevant administrative department of industry and commerce for the purpose of amending the Articles of Association, changing the list of shareholders and undertaking any other changes.

     4.2.2 for a period of two (2) years from the date on which all of the Shares are acquired by Party A:

            4.2.2.1 it will not, either directly or indirectly, engage or be engaged in or make investment in business which is the same or similar to that of Beijing Sohu or Party A within the PRC or any other jurisdictions wherein Beijing Sohu operates;

            4.2.2.2 it will not take employment with any person who is engaged by Beijing Sohu or Party A, or with any person directly or indirectly assisting any such person with technical, commercial or professional advice;

            4.2.2.3 it will not be engaged or otherwise involved as principal, shareholder, employee or agent, whether directly or indirectly, in any company, firm or business which, with regards to any goods or services, is a supplier to or a customer of Beijing Sohu or Party A; and

            4.2.2.4 it will not at any time either on its own account or for any person solicit business from any person who has dealt with Beijing Sohu or Party A.


                                ARTICLE 5: TAXES
                                ----------------

     Each of the Parties undertakes to pay its portion of any taxes and duties that might arise from the execution and performance of this Agreement.


                               ARTICLE 6: BREACH
                               -----------------

6.1  Generally
     ---------

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                                      -6-

     In the event of a breach by any Party of its respective representations, warranties, covenants or obligations under this Agreement, the breaching Party shall compensate the non-breaching Parties for any actual losses arising therefrom.

6.2  Default of Party B or Party C
     -----------------------------

     6.2.1 Notwithstanding Article 6.1 above, where Party B or Party C has committed a breach of the relevant provisions of Article 1 or 4 above, Party A shall be entitled to

               6.2.1.1 subject to the applicable laws of the PRC, including any restrictions on foreign investment,

                         6.2.1.1.1 promptly exercise the Option, or designate a third party to exercise the Option on Party A's behalf, in part or in full in the sole discretion of Party A for an unlimited number of times, for the purchase price of RMB twenty thousand (20,000) per one (1) percent of the registered capital of Beijing Sohu (the "Default Purchase Price");

                         6.2.1.1.2 pay the relevant Default Purchase Price for the Shares to be purchased pursuant to sub-clause (i) above by wire transfer to a bank account designated in writing by the Escrow Agent (the "Escrowed Funds"), it being understood that the Escrowed Funds are to be held in escrow by the Escrow Agent for each of Party B and Party C; and

                         6.2.1.1.3 instruct the Escrow Agent to release to Party A all Assignments, Ancillary Documents and Resolutions relating to the Shares,

               6.2.1.2 promptly disallow Beijing Sohu from using the word "Sohu" in its name.

                         Upon the receipt of Party A's instruction set forth in sub-clause (iii) above, the Escrow Agent covenants and agrees to promptly release to Party A all Assignments, Ancillary Documents and Resolutions relating to the Shares, and upon the release of all such Assignments, Ancillary Documents and Resolutions and the consummation of the transfer of the ownership of the Shares from each of Party B and Party C to Party A or its nominee, the


--------------------------------------------------------------------------------

                         Escrow Agent shall promptly release the Escrowed Funds to B and Party C.

     6.2.2 The remedies provided for in this Article 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Party by law.


                ARTICLE 7: GOVERNING LAW AND DISPUTE SETTLEMENT
                -----------------------------------------------

7.1  Governing Law
     -------------

     The execution, effectiveness, interpretation and performance of this Agreement shall be governed by the laws of the PRC.

7.2  Friendly Consultation
     ---------------------

     If a dispute arises in connection with the interpretation or performance of this Agreement, the Parties shall attempt to resolve such dispute through friendly consultations between them or mediation by a neutral third party. If the dispute cannot be resolved in the aforesaid manner within thirty
     (30) days after the commencement of such discussions, either Party may submit the dispute to arbitration.

7.3  Arbitration
     -----------

     Any dispute arising in connection with this Agreement shall be submitted to the China International Economic and Trade Arbitration Commission in Beijing for arbitration in accordance with its rules. The arbitral award shall be final and binding upon the Parties.


                           ARTICLE 8: CONFIDENTIALITY
                           --------------------------

8.1  Confidential Information
     ------------------------

     The contents of this Agreement and the Annexes hereof shall be kept confidential. No Party shall disclose any such information to any third party (except for the purpose described in Article 2.2 and by a prior written agreement among the Parties).

8.2  Exceptions
     ----------


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                                      -8-

     If a disclosure is explicitly required by law, any courts, arbitration tribunals, or administrative authorities, such a disclosure by any Party shall not be deemed a violation of Article 8.1 above.


                            ARTICLE 9: MISCELLANEOUS
                            ------------------------

9.1  Extension
     ---------

     The Parties may enter into discussions regarding any extension of this Agreement one (1) month prior to its expiration.

9.2  Entire Agreement
     ----------------

     9.2.1 This Agreement constitutes the entire agreement and understanding among the Parties in respect of the subject matter hereof and supersedes all prior discussions, negotiations and agreements among them. This Agreement shall only be amended by a written instrument signed by all the Parties.

     9.2.2 The Annexes attached hereto shall constitute an integral part of this Agreement and shall have the same legal effect as this Agreement.

9.3  Notices
     -------

     9.3.1 Unless otherwise designated by the other Party, any notices or other correspondences among the Parties in connection with the performance of this Agreement shall be delivered in person, by express mail, e-mail, facsimile or registered mail to the following correspondence addresses and fax numbers:

                Party A         :  Sohu ITC Information Technology (Beijing)
                                   Co., Ltd.
                Address         :  Suite 1519, Tower 2 Bright China Chang An
                                   Building, 7 Jianguomennei Avenue, Beijing,
                                   PRC
                Zip code        :  100005
                Telephone       :  (86 10) 6510 2160
                Facsimile       :  (86 10) 6510 2159
                Contact         :  Chief Financial Officer
                person

                Party B         :  Charles Zhang
                Address         :  Hui Hao Ge Apartments, Henderson Centre, 18
                                   Jianguomennei Avenue, Beijing, PRC
                Zip code        :  100005
                Telephone       :  (86 10) 6510 2158


--------------------------------------------------------------------------------

               Facsimile        :  (86 10) 6510 2583

               Party C          :  Jinmei He
               Address          :  Room 2-301, Gan Xiu Building, Zhuangjiabing
                                   Technology Institute, Fengtai District,
                                   Beijing, PRC
               Zip code         :  100072
               Telephone        :  (86 10) 6510 2162 ext. 236


     9.3.2 Notices and correspondences shall be deemed to have been effectively delivered:

               9.3.2.1 at the exact time displayed in the corresponding transmission record, if delivered by facsimile, unless such facsimile is sent after 5:00 pm or on a non-business day in the place where it is received, in which case the date of receipt shall be deemed to be the following business day;

               9.3.2.2 on the date that the receiving Party signs for the document, if delivered in person (including express mail);

               9.3.2.3 on the fifteenth (15th) day after the date shown on the registered mail receipt, if sent by registered mail;

               9.3.2.4 on the successful printing by the sender of a transmission report evidencing the delivery of the relevant e-mail, if sent by e-mail.

9.4  Binding Effect
     --------------

     This Agreement shall be binding on the Parties and their successors and assigns.

9.5  Language and Counterparts
     -------------------------

     This Agreement shall be executed in four (4) originals in English, with one
     (1) original for Party A, one (1) original each for Party B and Party C, and one (1) original for the Escrow Agent.

9.6  Days and Business Day
     ---------------------

     A reference to a day herein is to a calendar day. A reference to a business day herein is to a day on which commercial banks are open for business in the PRC.


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                                     -10-

9.7  Headings
     --------

     The headings contained herein are inserted for reference purposes only and shall not affect the meaning or interpretation of any part of this Agreement.

9.8  Singular and Plural
     -------------------

     Where appropriate, the plural includes the singular and vice versa.

9.9  Unspecified Matter
     ------------------

     Any matter not specified in this Agreement shall be handled through discussions among the Parties and resolved in accordance with PRC law.

9.10 Survival of Representations, Warranties, Covenants and Obligations
     ------------------------------------------------------------------

     The respective representations, warranties, covenants and obligations of the Parties, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Party, and shall survive the delivery and payment for the Shares.


--------------------------------------------------------------------------------

This Agreement has been signed by the Parties or their duly authorised representatives on the date first specified above.


FOR PARTY A :

Sohu ITC Information Technology (Beijing) Co., Ltd.

By (Name):   ________________

Signature:   ________________

Seal:


FOR PARTY B :

Charles Zhang

Signature: _______________


FOR PARTY C :

Jinmei He

Signature: _______________


FOR ESCROW AGENT :

TransAsia Lawyers

By : Qu Zhe

Signature : __________________



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                                     -12-

                                                                        Annex A



                            ------------------------

                                   Assignment

                            ------------------------


                                     among


                               Mr Charles Zhang



                                      and


                                  Ms Jinmei He



                                      and


                               [  the Assignee  ]



                               TransAsia Lawyers
                                 June    , 2000

--------------------------------------------------------------------------------

THIS ASSIGNMENT ("Assignment") is made on this [     ] day of [            ] in
Beijing, People's Republic of China ("PRC")


among

(1)  Charles Zhang ("Party A"), a PRC citizen whose passport number is 2729176
     and whose residential address is [                 ]

and

(2)  Jinmei He ("Party B"), a PRC citizen whose passport number is [       ],
     and whose residential address is [                 ]

and

(3)  [               ] and [          ] (collectively "the Assignee"), [       ]

(individually a "Party" and collectively the "Parties").


WHEREAS
-------

A. Party A and Party B established Beijing Sohu Information Technology Co., Ltd. ("Beijing Sohu") on 21 October 1998 in accordance with the laws of the PRC.

B. Party A and Party B, jointly hold the registered capital of Beijing Sohu (the "Shares") in its entirety.

C. The total amount of Beijing Sohu's registered capital is RMB two million (2,000,000), of which Party A contributed RMB one million six hundred thousand (1,600,000), representing eighty percent (80.0%) of the same, and Party B contributed RMB four hundred thousand (400,000), representing twenty-five percent (20%) of the same.

D.   Pursuant to an Option Agreement dated June   , 2000 among Sohu ITC
     Information Technology (Beijing) Co., Ltd. ("Sohu ITC"), Party A, Party B and TransAsia Lawyers, as Escrow Agent, Party A and Party B agree to assign to the Assignee, and the Assignee is willing to accept from each of Party A and Party B its respective portion of the Shares, subject to the following terms and conditions set forth below.

THE PARTIES THEREFORE AGREE AS FOLLOWS:


                   ARTICLE 1 : REPRESENTATIONS AND WARRANTIES
                   ------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Each of Party A and Party B represents and warrants that it lawfully holds 80.0% and 20.0% respectively of the Shares, and that the same are free and clear from any charges, liens, encumbrances and third party rights.


                             ARTICLE 2 : ASSIGNMENT
                             ----------------------

2.1  Assignment
     ----------

     In consideration of the payment by Sohu ITC to Party A and Party B of an
     aggregate sum of RMB [      ], each of Party A and Party B hereby assigns
     to the Assignee with immediate effect [      ] Shares, together with all
     the rights and interests thereof, free and clear from any charges, liens, encumbrances or other third party rights.

2.2  Debts
     -----

     This Assignment shall not reduce or cancel any existing debts of Beijing Sohu.

2.3  Taxation
     --------

     Each of the Parties shall be responsible for the payment of its portion of any taxes and duties that might arise in connection with this Assignment.


                              ARTICLE 3 : CONSENTS
                              --------------------

Each of Party A and Party B consents to promptly execute all such further documents and take all actions as are necessary to give effect to this Assignment, including, but not limited to assisting Beijing Sohu to complete the procedures for securing on Beijing Sohu's behalf the necessary approval for the Assignment and for amending its registration with the relevant administration for industry and commerce.


                               ARTICLE 4 : BREACH
                               ------------------

In the event of breach by any Party of its respective obligations under this Assignment, it shall be liable to the other Parties for any actual losses that may arise therefrom.


--------------------------------------------------------------------------------
HONGKONG: 37764.2

--------------------------------------------------------------------------------

                ARTICLE 5 : GOVERNING LAW AND DISPUTE SETTLEMENT
                 ------------------------------------------------

5.1  Governing Law
     -------------

     The execution, validity, interpretation and implementation of this Assignment shall be governed by the laws of the PRC.

5.2  Friendly Consultation
     ---------------------

     If any dispute arises in connection with the interpretation or implementation of this Assignment, the Parties shall first attempt to resolve such dispute through friendly consultation among themselves and/or through mediation by a neutral third party. If the dispute cannot be resolved in the aforementioned manner within thirty (30) days after the commencement of discussions, either Party may submit the dispute to arbitration.

5.3  Arbitration
     -----------

     Any dispute shall be submitted to the China International Economic and Trade Arbitration Commission in Beijing for arbitration in accordance with its rules. The arbitral award shall be final and binding on the Parties.


                           ARTICLE 6 : MISCELLANEOUS
                           -------------------------

6.1  Effective Date
     --------------

     This Assignment shall become effective when it has been duly signed by the Parties and procedures amending the registration have been completed with the relevant administration for industry and commerce.

6.2  Entire Agreement
     ----------------

     This Assignment constitutes the entire agreement among the Parties in respect of the subject matter hereof and supersedes all prior discussions, negotiations and agreements among them. This Assignment may only be amended by a written instrument signed by the Parties.

6.3  Language and Counterparts
     --------------------------

     This Assignment is executed in seven (8) originals (2) originals in Chinese shall be for the relevant authorities to complete the registration amendment procedures.

6.4  Days
     ----

--------------------------------------------------------------------------------
HONGKONG: 37764.2

--------------------------------------------------------------------------------

     A reference to a day herein is to a calendar day.

6.5  Headings
     --------

     The headings contained herein are inserted for reference purposes only and shall not affect the meaning or interpretation of any part of this Assignment.

6.6  Singular and Plural
     -------------------

     Where appropriate, the plural includes the singular and vice versa; words importing one gender include both genders and the neuter.

This Agreement has been signed by the Parties or their duly authorised representatives on the date first specified above.


For Party A                                    For Party B

Name  :  Charles Zhang                         Name  :  Jinmei He


Signature  :                                   Signature  :
              ----------------                               -----------------


For the Assignee

Name       :  [            ]


Signature  :
              -----------------

Name       :  [            ]


Signature  :
              -----------------


--------------------------------------------------------------------------------